UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  November 21, 2011

IDEAL FINANCIAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53922	33-0999642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd.
Suite 3010
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(801) 302-2251

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 15, 2011, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 prior to the completion  of the review of our interim financial statements by an independent registered public accounting firm. As a result of such failure the previously issued financial statements on the Form 10-Q filed on November 15, 2011 should not be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideal Financial Solutions, Inc.

Dated: November 21, 2011	By /s/ Steven L. Sunyich
Steven L. Sunyich, Chief Executive Officer